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                                                              Exhibit 10.104O


                     FIRST AMENDMENT TO REIMBURSEMENT AGREEMENT


          THIS FIRST AMENDMENT TO REIMBURSEMENT AGREEMENT is made and entered into as of January 23, 1998 (the "First Amendment") by and between IWC CHINA LIMITED, a company organized under the laws of Mauritius ("IWC China"), and VANGUARD CELLULAR FINANCIAL CORP., a North Carolina corporation ("Vanguard").


                                      RECITALS

          A. In connection with certain amendments and supplements, dated as of September 18, 1997, to that certain Bridge Loan Agreement, dated as of May 16, 1997 (as amended, supplemented or modified, the "Bridge Loan Agreement"), between Star Digitel Limited, a company organized under the laws of Hong Kong ("SDL"), and Toronto-Dominion Bank ("Toronto-Dominion"), IWC China and Vanguard entered into that certain Reimbursement Agreement, dated as of September 18, 1997 (the "Reimbursement Agreement"), and that certain Pledge Agreement, dated as of September 18, 1997 (the "Pledge Agreement"), and International Wireless Communications Holdings, Inc., a Delaware corporation ("IWCH"), issued to Vanguard that certain Warrant to Purchase Common Stock, dated as of September 18, 1997 (the "Vanguard Warrant").

          B. SDL and Toronto-Dominion entered into certain further amendments and supplements, dated as of November 17, 1997 ("Bridge Loan Supplement No. 2"), to the Bridge Loan Agreement to increase the amount of advances available thereunder by another $4,700,000.

          C. In order to reflect the availability of additional advances of up to $4,700,000 pursuant to Bridge Loan Supplement No. 2 and to make certain other changes as provided herein, the parties hereto desire to amend the Reimbursement Agreement, the Pledge Agreement and the Vanguard Warrant.

          NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements set forth herein and intending to be legally bound hereby, covenant and agree that the Reimbursement Agreement be, and hereby is, amended and supplemented as follows:

          1. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Reimbursement Agreement.

          2. The second paragraph of the Reimbursement Agreement is hereby amended by deleting it in its entirety and replacing it with the following therefor:

     "Star Digitel Limited, a company organized under the laws of Hong Kong ("SDL"), and Toronto-Dominion Bank ("TORONTO-DOMINION") entered into that certain Bridge Loan Agreement, dated as of May 16, 1997 (as amended or

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     modified from time to time, the "BRIDGE LOAN AGREEMENT"), providing for
     Advances (as defined below) by Toronto-Dominion to SDL in an aggregate principal amount not to exceed $8,000,000 (the "ORIGINAL LOAN"). SDL and Toronto-Dominion amended the Bridge Loan Agreement to increase the amount of Advances available thereunder by an additional $10,000,000 by executing that certain Bridge Loan Agreement Supplement No. 1, dated as of September 18, 1997, and thereafter further amended the Bridge Loan Agreement to increase the amount of Advances available thereunder by another $4,700,000 by executing that certain Bridge Loan Agreement Supplement No. 2, dated as of November 17, 1997 (such amendments to the Bridge Loan Agreement, the "BRIDGE LOAN AGREEMENT AMENDMENT" and such additional Advances of up to $14,700,000, the "ADDITIONAL LOANS"), and in connection therewith, Toronto-Dominion requested certain guaranties of such Additional Loans under the Bridge Loan Agreement from each of SDL's shareholders (or certain of their parent entities). IWC China currently owns forty percent (40%) of the issued and outstanding ordinary shares of SDL ("SDL SHARES"), and in connection with the Bridge Loan Agreement and the Bridge Loan Agreement Amendment was requested by SDL to guarantee (a) the repayment of the Original Loan and the Additional Loans by Toronto-Dominion under the Bridge Loan Agreement in an aggregate principal amount not to exceed $11,200,000 and (b) forty percent (40%) of all Obligations (as defined below) of SDL (other than Advances under the Bridge Loan Agreement) relating to the Original Loan and the Additional Loans now or hereafter existing under the Bridge Loan Documents (as defined below), whether for interest, fees, expenses or otherwise (such guaranty, the "IWC GUARANTY" and the sum of clauses (a) and (b), the "IWC GUARANTEED AMOUNT"). IWC China has requested that Vanguard issue to Toronto-Dominion on IWC China's behalf the IWC Guaranty as described in greater detail in this Agreement."

          3. Article I of the Reimbursement Agreement is hereby amended by inserting the words ", as amended, modified or supplemented from time to time" at the end of the definition of "Pledge Agreement" after the words "a form which is attached hereto as Exhibit A."

          4. Article I of the Reimbursement Agreement is hereby amended by inserting the words ", in each case, as amended, modified or supplemented from time to time" at the end of the definition of "Vanguard Warrant" after the words "in replacement thereof or substitution therefor."

          5. Article I of the Reimbursement Agreement is hereby amended by inserting the words "and all amendments, supplements and modifications thereto" at the end of the definition of "Transaction Documents" after the words "and the Vanguard Warrant."

          6. Section 2.01(a) of the Reimbursement Agreement is hereby amended as follows:

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          (a)  by inserting the words "the Bridge Loan Agreement and" after the words "In connection with" and before the words "the Bridge Loan Agreement Amendment," in the first sentence of Section 2.01(a); and

          (b) by deleting the second sentence and the third sentence of Section 2.01(a) and replacing them with the following therefor:

     "The IWC Guaranty issued by Vanguard may be a part of one guaranty instrument which incorporates the guaranty by Vanguard on its own behalf of the repayment of the Original Loan and the Additional Loans made by Toronto-Dominion under the Bridge Loan Agreement in an aggregate principal amount not to exceed $1,960,000 and seven percent (7%) of all Obligations of SDL (other than Advances under the Bridge Loan Agreement) relating to the Original Loan and the Additional Loans now or hereafter existing under the Bridge Loan Documents, whether for interest, fees, expenses or otherwise."

          7. Section 4.02(a) of the Reimbursement Agreement is hereby amended by deleting the word "and" immediately before clause (3) and replacing it with a comma and inserting the following words at the end of Section 4.02(a) after the words "and Harris Corporation":

     ", (4) pursuant to that certain reimbursement agreement, dated as November 28, 1997, by and between United Trading Company and IWC China,
     (5) Debt, if any, of IWC China related to that certain short term loan facility for up to $2,000,000 provided by ING Bank N.V., (6) that certain Guarantee issued by IWC China in favor of Star Telecom International Holding Limited in January 1998 in respect of the obligations of Star Digitel Limited under Supply Contract No. PRCS/MW-015/94 and (7) that certain Guarantee issued by IWC China in favor of Star Telecom International Holding Limited in January 1998 in respect of the obligations of Star Digitel Limited under Supply Contract No. PRCS/MW-019/94."

          8. Each of the representations and warranties contained in Article III of the Reimbursement Agreement is true and correct as if made on and as of the date hereof, except for those representations and warranties that refer to a specific date, in which case, such representations and warranties are true and correct on and as of such date.

          9. Except as hereby amended by this First Amendment, all terms and provisions of the Reimbursement Agreement are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects.

          10. Each reference in the Reimbursement Agreement to this "Agreement," "hereunder," "hereof," "hereto" or words of like import referring to the Reimbursement Agreement and each reference in the Pledge Agreement and the Vanguard Warrant to the "Reimbursement Agreement," "thereunder," "thereof," "thereto" or words of like import referring to the

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Reimbursement Agreement shall mean and be a reference to the Reimbursement
Agreement as amended by this First Amendment.

          11. This First Amendment may be executed in any number of counterparts, and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same First Amendment. Delivery of an executed counterpart of a signature page to this First Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this First Amendment.

          12. REGARDLESS OF THE PLACE OF EXECUTION, THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF.


                      [SIGNATURE PAGE FOLLOWS]


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          IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this First Amendment as of the day and year first above written.



                                            IWC CHINA LIMITED

                                            By:
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                                            Its:
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                                            VANGUARD CELLULAR FINANCIAL CORP.

                                            By:
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                                            Its:
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